                            SCHEDULE 14A INFORMATION

                     Information required in Proxy Statement
                            Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 293-1232

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2006

TO THE SHAREHOLDERS OF
CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on April 20, 2006, at 2:30 p.m. New York time.

     The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

          1.   To elect three (3) Directors of the Fund.

     This item is discussed in greater detail in the attached Proxy Statement.

     The close of business on February 24, 2006 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, this Meeting.

     This notice and related proxy material are first being mailed to shareholders on or about March 1, 2006.

                                        By Order of the Board of Directors

                                             /s/ Michael A. Pignataro
                                             MICHAEL A. PIGNATARO
                                                   SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 1, 2006
New York, New York

                 (This page has been left blank intentionally.)

                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2006

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund scheduled to be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, 16th Floor, New York, New York 10017 on April 20, 2006 (commencing at 2:30 p.m New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse, the investment adviser to the Fund, Brown Brothers Harriman Co., the administrator of the Fund (the "Administrator"), or D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $1,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about March 1, 2006.

     Credit Suisse has its principal executive office at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Administrator has its principal executive office at 50 Milk Street, Boston, Massachusetts 02110. Credit Suisse Asset Management Limited, located at Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ, serves as the investment sub-adviser to the Fund.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended December 31, 2005 accompanies this Proxy Statement. It is not to be regarded as proxy-soliciting material.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE FUND'S WEBSITE AT http://www.credit-suisse.com/us. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for Director, and, in accordance with the judgment of the persons named in the Proxy on any matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The election of a Director will require that each successful candidate receive a plurality of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on the election.

     Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 24, 2006, there were 49,895,588 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to a proportionate share of one vote.

     In order that your Shares may be represented at the Meeting, you are requested to:

     --indicate your instructions on the Proxy;

     --date and sign the Proxy;

     --mail the Proxy promptly in the enclosed envelope; and

     --allow sufficient time for the Proxy to be received and processed on or before 2:30 p.m. on April 20, 2006.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The only proposal to be submitted at the Meeting will be the election of three (3) Directors of the Fund to hold office for the terms set forth below and until their successors are elected and qualified.

     Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, each class having a term of three years. Each year the term of one class will expire. Lawrence J. Fox and Lawrence D. Haber are being nominated to serve as Class II Directors, each for a three-year term to expire at the Fund's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified. James J. Cattano is being nominated to fill the remainder of the directorship currently held by a retiring Director to serve as a Class I Director for a two-year term to expire at the Fund's 2008 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     Enrique R. Arzac is a Class III Director whose term will expire at the Fund's 2007 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Steven N. Rappaport is a Class I Director whose term will expire at the Fund's 2008 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

     Mr. Fox has indicated an intention to continue to serve if elected. Each of Messrs. Cattano and Haber has consented to serving as a Director of the Fund if elected. All three nominees have consented to being named in this Proxy Statement.

     The following tables set forth certain information regarding the nominees for election to the Board, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                    DIRECTORS

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                   POSITION(S)    TERM OF OFFICE AND        PRINCIPAL            COMPLEX
       NAME, ADDRESS, AND           HELD WITH       LENGTH OF TIME        OCCUPATION(S)        OVERSEEN BY   OTHER DIRECTORSHIPS
          DATE OF BIRTH               FUND              SERVED         DURING PAST 5 YEARS      DIRECTOR*     HELD BY DIRECTOR
       ------------------          -----------    ------------------   -------------------    -------------  --------------------
NON-INTERESTED NOMINEE FOR DIRECTOR:

James J. Cattano                   None          None                  President, Primary           6        None
  c/o Primary Resources, Inc.                                          Resources, Inc. (an
  55 Old Field Point Road                                              international
  Greenwich, Connecticut 06830                                         trading and
  Date of Birth: 06/24/43                                              manufacturing
                                                                       company specializing
                                                                       in the sale of
                                                                       agricultural
                                                                       commodities
                                                                       throughout Latin
                                                                       American markets)
                                                                       since October 1996

Lawrence J. Fox                    Director,     Since 1990; current   Partner, Drinker             6        Director, Winthrop
  One Logan Square                 Nominating    term ends at the      Biddle & Reath (law                   Trust Company
  18th & Cherry Streets            Committee     2006 annual meeting   firm) since 1972
  Philadelphia, PA 19103           Member and
  Date of Birth: 07/17/43          Audit
                                   Committee
                                   Chairman

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                  FUND
                                   POSITION(S)    TERM OF OFFICE AND        PRINCIPAL            COMPLEX
       NAME, ADDRESS, AND           HELD WITH       LENGTH OF TIME        OCCUPATION(S)        OVERSEEN BY   OTHER DIRECTORSHIPS
          DATE OF BIRTH               FUND              SERVED         DURING PAST 5 YEARS      DIRECTOR*     HELD BY DIRECTOR
       ------------------          -----------    ------------------   -------------------    -------------  --------------------
INTERESTED NOMINEE FOR DIRECTOR:

Lawrence D. Haber**                None          None                  Managing Director            7        None
  c/o Credit Suisse Asset                                              and Chief Operating
  Management, LLC                                                      Officer of Credit
  466 Lexington Avenue                                                 Suisse; Member of
  New York, New York                                                   Credit Suisse's
  10017-3140                                                           Management
  Date of Birth: 06/27/51                                              Committee; Chief
                                                                       Financial Officer of
                                                                       Merrill Lynch
                                                                       Investment Managers
                                                                       from 1997 to 2003

NON-INTERESTED DIRECTORS:

Enrique R. Arzac                   Chairman of   Since 1990; Chairman  Professor of Finance         47       Director of The
  c/o Credit Suisse Asset          the Board of  since 2005; current   and Economics,                        Adams Express
  Management, LLC                  Directors,    term ends at the      Graduate School of                    Company (a
  Attn: General Counsel            Nominating    2007 annual meeting   Business, Columbia                    closed-end
  466 Lexington Avenue             Committee                           University since                      investment company);
  New York, New York 10017-3140    Chairman and                        1971                                  Director of
  Date of Birth: 10/02/41          Audit                                                                     Petroleum and
                                   Committee                                                                 Resources
                                   Member                                                                    Corporation (a
                                                                                                             closed-end
                                                                                                             investment company)

Steven N. Rappaport                Director,     Since 2005; current   Partner of Lehigh            47       Director of
  Lehigh Court LLC                 Nominating    term ends at the      Court, LLC and RZ                     Presstek, Inc.
  40 East 52nd Street              and Audit     2008 annual meeting   Capital (private                      (digital imaging
  New York, New York 10022         Committee                           investment firms)                     technologies
  Date of Birth: 07/10/48          Member                              from July 2002 to                     company); Director
                                                                       present; Transition                   of Wood Resources,
                                                                       Adviser to SunGard                    LLC (plywood
                                                                       Securities Finance,                   manufacturing
                                                                       Inc. from February                    company)
                                                                       2002 to July 2002;
                                                                       President of SunGard
                                                                       Securities Finance,
                                                                       Inc. from 2001 to
                                                                       February 2002;
                                                                       President of Loanet,
                                                                       Inc. (on-line
                                                                       accounting service)
                                                                       from 1997 to 2001

                                    OFFICERS

        NAME, ADDRESS AND          POSITIONS(S) HELD
          DATE OF BIRTH                WITH FUND      LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        -----------------          -----------------  ---------------------  -------------------------------------------
Steven B. Plump                    Chief Executive    Since 2005             Managing Director of Credit Suisse; Associated with
  Credit Suisse Asset              Officer and                               Credit Suisse or its predecessor since 1995; Officer
  Management, LLC                  President                                 of other Credit Suisse Funds
  466 Lexington Avenue
  New York, New York
  10017-3140
  Date of Birth: 02/08/59

Martha B. Metcalf                  Chief Investment   Since 2005             Managing Director of Credit Suisse since 2005;
  Credit Suisse Asset              Officer                                   Managing Director, Portfolio Manager of Global
  Management, LLC                                                            High Yield bonds and head of a global high yield
  466 Lexington Avenue                                                       business at Invesco from 2000 to 2005; Officer of
  New York, New York                                                         other Credit Suisse Funds
  10017-3140
  Date of Birth: 04/09/65

Michael E. Gray                    Investment         Since 2005             Managing Director of Credit Suisse; Associated
  Credit Suisse Asset              Officer                                   with Credit Suisse since 2004; Managing Director
  Management, LLC                                                            at Deutsche Asset Management and head of U.S.
  466 Lexington Avenue                                                       credit research from 2002 until 2004; Executive
  New York, New York 10017-3140                                              Director at UBS and head of European credit
  Date of Birth: 07/08/68                                                    research from 1999 to 2002

Michael A. Pignataro               Chief Financial    Since 1995             Director and Director of Fund Administration of
  Credit Suisse Asset              Officer, Vice                             Credit Suisse; Associated with Credit Suisse or
  Management, LLC                  President and                             its predecessor since 1984; Officer of other
  466 Lexington Avenue             Secretary                                 Credit Suisse Funds
  New York, New York
  10017-3140
  Date of Birth: 11/15/59

Emidio Morizio                     Chief Compliance   Since 2004             Director and Global Head of Compliance of Credit
  Credit Suisse Asset              Officer                                   Suisse; Associated with Credit Suisse since July
  Management, LLC                                                            2000; Vice President and Director of Compliance of
  466 Lexington Avenue                                                       Forstmann-Leff Associates from 1998 to June 2000;
  New York, New York 10017-3140                                              Officer of other Credit Suisse Funds
  Date of Birth: 09/21/66

Ajay Mehra                         Chief Legal        Since 2004             Director and Head of Legal Americas Traditional
  Credit Suisse Asset              Officer                                   Asset Management and Hedge Funds of Credit Suisse;
  Management, LLC                                                            Associated with Credit Suisse since September
  466 Lexington Avenue                                                       2004; Senior Associate of Shearman & Sterling LLP
  New York, New York 10017-3140                                              from September 2000 to September 2004; Senior
  Date of Birth: 08/14/70                                                    Counsel of the SEC Division of Investment
                                                                             Management from June 1997 to September 2000;
                                                                             Officer of other Credit Suisse Funds

        NAME, ADDRESS AND          POSITIONS(S) HELD
          DATE OF BIRTH                WITH FUND      LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        -----------------          -----------------  ---------------------  -------------------------------------------
J. Kevin Gao                       Senior Vice        Since 2004             Director and Legal Counsel of Credit Suisse;
  Credit Suisse Asset              President                                 Associated with Credit Suisse since July 2003;
  Management, LLC                                                            Associated with the law firm of Willkie Farr &
  466 Lexington Avenue                                                       Gallagher LLP from 1998 to 2003; Officer of other
  New York, New York                                                         Credit Suisse Funds
  10017-3140
  Date of Birth: 10/13/67

Robert M. Rizza                    Treasurer          Since 1999             Vice President of Credit Suisse; Associated with
  Credit Suisse Asset                                                        Credit Suisse since 1998; Officer of other Credit
  Management, LLC                                                            Suisse Funds
  466 Lexington Avenue
  New York, New York
  10017-3140
  Date of Birth: 12/09/65

----------
 * Includes funds in the Fund Complex, which are not covered in this proxy statement, for which nominees are seeking election at an April 20, 2006 shareholder meeting to the boards of funds on which they do not currently serve as Directors.

** Mr. Haber is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) by virtue of his current position as an officer of Credit Suisse.

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Investment Companies (as defined below) beneficially owned by each Director or nominee.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                    DIRECTOR OR NOMINEE IN CREDIT
                                           DOLLAR RANGE OF EQUITY SECURITIES         SUISSE FAMILY OF INVESTMENT
NAME OF DIRECTOR OR NOMINEE                       IN THE FUND*(1)(2)                      COMPANIES*(1)(3)
---------------------------                ---------------------------------     -----------------------------------
NON-INTERESTED NOMINEES FOR DIRECTOR:
James J. Cattano                                           A                                      C
Lawrence J. Fox                                            C                                      C

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                           C                                      E
Steven N. Rappaport                                        C                                      E

INTERESTED NOMINEE FOR DIRECTOR:
Lawrence D. Haber                                          A                                      A

----------
*    Key to Dollar Ranges
        A.  None
        B.  $1 - $10,000
        C.  $10,001 - $50,000
        D.  $50,001 - $100,000
        E.  over $100,000

(1) This information has been furnished by each Director as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "Credit Suisse Family of Investment Companies" means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2005, none of the non-interested nominees for election to the Board, the non-interested Directors or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

     During the fiscal year ended December 31, 2005, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $12,500 and $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended December 31, 2005 to all such unaffiliated Directors was $88,786.

     During the fiscal year ended December 31, 2005, the Board convened ten times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

     Messrs. Arzac, Fox, Rappaport and James S. Pasman, Jr. (a Director who is retiring effective as of the date of the Annual Meeting of Shareholders) constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened four times during the fiscal year ended December 31, 2005.

The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Messrs. Arzac, Fox, Rappaport and James S. Pasman, Jr. (a Director who is retiring effective as of the date of the Annual Meeting of Shareholders) constitute the Fund's Nominating Committee, which is composed of Directors who are non-interested Directors of the Fund. The Nominating Committee met six times during the fiscal year ended December 31, 2005. At a meeting of the Nominating Committee held on December 2, 2005, the Nominating Committee (with the nominees abstaining from voting) determined to recommend to the full Board the nomination of Mr. Fox for a three-year term and Mr. Cattano for a two-year term. At a meeting of the Nominating Committee held on February 15, 2006, the Nominating Committee (with the nominees abstaining from voting) determined to recommend to the full Board the nomination of Mr. Haber for a three-year term. The Nominating Committee selects and recommends to the full Board candidates for nomination as Directors. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund's proxy statement dated March 1, 2004). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

     The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix B to the Fund's proxy statement dated March 1,
2004), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out audits in accordance with standards established by the Public Accounting Oversight Board (United States).

     The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2005. The Audit Committee has also met with the Fund's independent registered public accounting firm, PwC, and discussed with it certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received from PwC the letter required by the Securities and Exchange Commission's ("SEC") independence rules describing any relationships between it and the Fund, Credit Suisse and its affiliates that may be thought to bear upon the independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC its independence and has considered whether the provision of services by PwC to the Fund, Credit Suisse and its affiliates was compatible with maintaining PwC's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis for determining that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2005 Annual Report to Shareholders for the fiscal year ended December 31, 2005 and be mailed to shareholders and filed with the SEC.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                 Lawrence J. Fox
                              James S. Pasman, Jr.
                               Steven N. Rappaport

                              INDEPENDENT AUDITORS

     At a meeting held on November 17, 2005, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending December 31, 2006. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no direct or material indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

     The information in the table below is provided for services rendered to the Fund by PwC for its fiscal years ended December 31, 2004 and December 31, 2005.

                                               2004           2005
                                               ----           ----
Audit Fees                                  $   37,410     $  39,280

Audit-Related Fees(1)                       $    4,500     $   3,150

Tax Fees(2)                                 $    2,284     $   2,400

All Other Fees                              $        0     $       0

Total                                       $   44,194     $  44,830

----------
(1) Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements and the Fund's third quarter 2004 Form N-Q filings.

(2) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

     The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

     The aggregate fees billed by PwC for non-audit services rendered to the Fund, Credit Suisse or Covered Service Providers for the fiscal years ended December 31, 2004 and December 31, 2005 were $0 and $394,000, respectively.

                                  COMPENSATION

     The following table shows certain compensation information for the Directors for the fiscal year ended December 31, 2005. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund's executive officers or Directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                             TOTAL COMPENSATION FROM FUND
                                              AGGREGATE COMPENSATION           AND FUND COMPLEX PAID TO
NAME OF DIRECTOR OR NOMINEE                        FROM THE FUND                 DIRECTOR OR NOMINEE*
---------------------------                        -------------                 --------------------
NON-INTERESTED NOMINEES FOR DIRECTOR:
Lawrence J. Fox                                    $      22,500                    $       53,000

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                   $      23,500                    $      134,667
Steven N. Rappaport                                $      15,646                    $      109,200

----------
* 47 funds comprise the Fund complex. See the "Directors" table for the number of funds each Director serves.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     Based upon the Fund's review of filings made pursuant to Section 13 of the 1934 Act, as of February 23, 2006, to the Fund's knowledge the following shareholder beneficially owned over 5% of the Fund's shares:

                                     NAME AND                    AMOUNT AND         PERCENT
                                    ADDRESS OF                    NATURE OF           OF
TITLE OF CLASS                   BENEFICIAL OWNER           BENEFICIAL OWNERSHIP    CLASS
--------------                   ----------------           --------------------    -----
Common stock                First Trust Portfolios L.P.          3,142,208*           6.4%

----------
* FIRST TRUST PORTFOLIOS L.P., FIRST TRUST ADVISERS L.P. AND THE CHARGER CORPORATION SHARE BENEFICIAL OWNERSHIP OF 3,142,208 SHARES, OR 6.4% OF THE COMMON STOCK.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and Directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended December 31, 2005, all filing requirements applicable to such persons were complied with except for the following:

     A Form 3 was not timely filed to report Dennis M. Schaney's appointment as Chief Investment Officer of the Fund on April 21, 2005. A Form 3 was filed on May 19, 2005 to report this event.

     A Form 3 was not timely filed to report Steven N. Rappaport's election as a Director of the Fund on April 22, 2005. A Form 3 was filed on May 19, 2005 to report this event.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2007 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 1, 2006. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, Credit Suisse Asset Management Income Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2007 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                             Credit Suisse Asset
                              Management Income
                                  Fund, Inc.


                                April 20, 2006





SKU#CIK-Proxy-0406

                                      PROXY
                CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                   ----------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     I hereby appoint J. Kevin Gao and Karen Regan, each with the power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Asset Management Income Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on April 20, 2006, at 2:30 p.m. Eastern time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

   _____________________________SEE REVERSE SIDE_____________________________

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/ Please mark votes as in this example

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board's nominees for Director named below.

     The Board of Directors of the Fund unanimously recommends a vote "FOR" the nominees named below.

1.   Election of the following nominees as Director:

     Nominees:         (01)     Lawrence J. Fox
                       (02)     James J. Cattano
                       (03)     Lawrence D. Haber


     FOR the nominees listed           / /    WITHHOLD AUTHORITY to vote for any
     above (except as marked to               individual nominee, strike a line
     the contrary above) / /                  through such individual's name
                                              above

     (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)

     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

     Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                             Date
          --------------------------       --------------------------

Signature:                             Date
          --------------------------       --------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.